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                                                              Exhibit 10.30


                          SECURITIES PURCHASE AGREEMENT

        SECURITIES PURCHASE AGREEMENT (this "AGREEMENT"), dated as of May 25, 2001, by and among GADZOOX NETWORKS, INC., a corporation organized under the laws of the State of Delaware (the "COMPANY"), and the purchasers (the "PURCHASERS") set forth on the execution pages hereof (the "EXECUTION PAGES").

        WHEREAS:

        A. The Company and each Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("REGULATION D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT").

        B. Each Purchaser desires to purchase, severally and not jointly, subject to the terms and conditions stated in this Agreement, an aggregate of 5,600,000 shares of the Company's common stock, $.005 par value per share, at a purchase price of $2.65 per share (the "COMMON STOCK").

        C. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement in the form attached hereto as Exhibit A (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

        NOW, THEREFORE, the Company and the Purchasers hereby agree as follows:

1. CERTAIN DEFINITIONS.

        For purposes of this Agreement, the following terms shall have the meanings ascribed to them as provided below:

        "BUSINESS DAY" shall mean any day on which the principal United States securities exchange or trading market on which the Common Stock is listed or traded is open for trading.

        "INVESTMENT AMOUNT" shall mean the dollar amount to be invested in the Company at the Closing pursuant to this Agreement by a Purchaser, as set forth on the Execution Page hereto executed by such Purchaser.

        "MATERIAL ADVERSE EFFECT" shall mean any material adverse effect on (i) the ability of the Company to perform its obligations hereunder (including the issuance of the Shares) or under the Registration Rights Agreement or (ii) the business, operations, properties, prospects or financial condition of the Company.



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        "PRO RATA PERCENTAGE" shall mean, with respect to any Purchaser, a percentage computed by dividing such Purchaser's Investment Amount by the aggregate Investment Amounts of all Purchasers.

        "SHARES" means the shares of Common Stock to be issued and sold by the Company and purchased by the Purchasers at the Closing.

        "TRADING DAY" shall mean a Business Day on which at least 5,000 shares of the Company's Common Stock are traded on the principal United States securities exchange or trading market on which such security is listed or traded.

2. PURCHASE AND SALE OF SHARES.

        a. Generally. Except as otherwise provided in this Section 2 and subject to the satisfaction (or waiver) of the conditions set forth in Section 6 and
Section 7 below, each Purchaser shall purchase the number of Shares determined as provided in this Section 2, and the Company shall issue and sell such number of Shares to each Purchaser for such Purchaser's Investment Amount as provided below.

        b. Number of Closing Shares; Form of Payment; Closing Date.

               i. On the Closing Date (as defined below), the Company shall sell and each Purchaser shall buy the number of Shares as is equal to the quotient of
(I) such Purchaser's Investment Amount divided by (II) $2.65, as shown on the Schedule of Purchasers attached hereto as Exhibit C. On the Closing Date, each Purchaser shall pay the Company an amount equal to such Purchaser's Investment Amount.

               ii. On the Closing Date, each Purchaser shall pay its Investment Amount by wire transfer of immediately available funds to the Escrow Holder (as defined in the Escrow Agreement dated May 25, 2001 by and among the Company, the Purchasers, Shoreline Pacific (as defined below) and the Escrow Holder (as defined therein) (the "Escrow Agreement")), against delivery of certificates representing the Shares, and the Company shall deliver such Shares to the Escrow Holder against delivery of the such Purchaser's Investment Amount.

               iii. Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the sale of the Shares pursuant to this Agreement (the "CLOSING") shall be 1:00 p.m. California time on May 25, 2001, or such other date or time as Shoreline Pacific Institutional Finance, the Institutional Division of Financial West Group ("SHORELINE PACIFIC"), the Purchasers and the Company may mutually agree ("CLOSING DATE").

3. THE PURCHASER'S REPRESENTATIONS AND WARRANTIES.

        Each Purchaser severally and not jointly represents and warrants to the Company as follows:

        a. Purchase for Own Account. The Purchaser is purchasing the Shares for the Purchaser's own account and not with a present view towards the distribution thereof. The



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Purchaser understands that the Purchaser must bear the economic risk of this investment indefinitely, unless the Shares are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available, and that the Company has no present intention of registering the Shares other than as contemplated by the Registration Rights Agreement. Notwithstanding anything in this Section 3(a) to the contrary, by making the foregoing representation, the Purchaser does not agree to hold the Shares for any minimum or other specific term and reserves the right to dispose of the Shares at any time in accordance with or pursuant to a registration statement or an exemption from registration under the Securities Act and any applicable state securities laws. The Purchaser further represents that it does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participation to any third person or entity with respect to any of the Shares.

        b Information. The Purchaser has been furnished all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Shares which have been requested by the Purchaser. The Purchaser has been afforded the opportunity to ask questions of the Company and has received what the Purchaser believes to be satisfactory answers to any such inquiries. The Purchaser understands that its investment in the Shares involves a high degree of risk. Neither such inquiries nor any other due diligence investigation conducted by the Purchaser or its counsel or any of its representatives shall modify, amend or affect the Purchaser's right to rely on the Company's representations and warranties contained in Section 4 below.

        c. Experience. The Purchaser is experienced in evaluating companies such as the Company, is able to fend for itself in transactions such as the one contemplated by this Agreement, has such knowledge and experience in financial and business matters that such Purchaser is capable of evaluating the merits and risks of such Purchaser's prospective investment in the Company, and has the ability to bear the economic risks of the investment.

        d. Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares.

        e. Organization and Existence. To the extent indicated on the signature pages hereto, each Purchaser is either (i) a limited partnership duly organized and validly existing under the laws of its respective state of formation, (ii) a limited liability company duly organized and validly existing under the laws of its respective state of formation, (iii) a corporation duly organized and validly existing under the laws of its respective state of incorporation or (iv) an individual. Such Purchaser represents that it was not organized solely for the purpose of making an investment in the Company.

        f.. Authorization; Enforcement. The Purchaser has the requisite power and authority to enter into and perform its obligations under this Agreement and to purchase the Shares in accordance with the terms hereof. This Agreement, the Registration Rights Agreement and the Escrow Agreement have been duly and validly authorized, executed and delivered on behalf of the Purchaser and are each a valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization,



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moratorium, fraudulent transfer and other laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

        g. Transfer or Resale. The Purchaser understands that (i) except as provided in the Registration Rights Agreement, the Shares have not been and are not being registered under the Securities Act or any state securities laws, and may not be transferred unless (a) subsequently registered thereunder, or (b) the Purchaser shall have delivered to the Company an opinion of counsel reasonably acceptable to the Company (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Shares to be sold or transferred may be sold or transferred under an exemption from such registration, or (c) sold under Rule 144 promulgated under the Securities Act (or a successor rule), or (d) sold or transferred to an affiliate of the Purchaser pursuant to an exemption under the Securities Act; and (ii) neither the Company nor any other person is under any obligation to register the Shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder, in each case, other than pursuant to the Registration Rights Agreement.

        h. Legends. The Purchaser understands that until such time as the Shares have been registered under the Securities Act as contemplated by the Registration Rights Agreement or otherwise may be sold by the Purchaser under Rule 144, the certificates for the Shares may bear a restrictive legend in substantially the following form:

             THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

        The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any security upon which it is stamped, if (a) the sale of such security is registered under the Securities Act or (b) in connection with the resale of such security, such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such security may be made without registration under the Securities Act. The Purchaser agrees to sell the Shares, including those represented by a certificate(s) from which the legend has been removed, pursuant to an effective registration statement or under an exemption from the registration requirements of the Securities Act. The legend shall be removed when such security is sold pursuant to an effective registration statement or may be sold by a Purchaser who is not an "affiliate" of the Company under Rule 144(k).

        i. Compliance with Securities Laws. Each Purchaser will observe and comply with the Securities Act and the General Rules and Regulations thereunder, as now in effect and as from time



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to time amended and including those hereafter enacted or promulgated, in connection with any offer, sale, exchange, transfer, pledge or other disposition of the Shares or any part thereof.

        j. Accredited Investor Status. The Purchaser is an "ACCREDITED INVESTOR" as that term is defined in Rule 501(a) of Regulation D. The Purchaser is not registered as a broker or dealer under Section 15(a) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), affiliated with any broker or dealer registered under Section 15(a) of the Exchange Act or a member of the NASD (as defined below).

        k. Representation. The Purchaser has had an opportunity to consult with an attorney in connection with the Purchaser's investment in the Company.

4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

        The Company represents and warrants to each Purchaser as follows, except as otherwise set forth in the disclosure schedules attached hereto as the "Company Disclosure Schedules":

        a. Organization and Qualification. The Company is a corporation duly organized and existing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. Schedule 4(a) sets forth the Company's jurisdiction of incorporation. The Company has no significant subsidiary as such term is defined in Rule 405 under the Securities Act.

        b. Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Registration Rights Agreement and the Escrow Agreement, to issue and sell the Shares in accordance with the terms hereof; (ii) the execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Escrow Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Shares) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors or its shareholders is required; (iii) this Agreement, has been duly executed and delivered by the Company; and (iv) this Agreement, the Registration Rights Agreement and the Escrow Agreement constitute, and, upon execution and delivery by the Company and the other parties thereto, to the extent required, such agreements will constitute, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

        c. Capitalization. The capitalization of the Company as of the date hereof is set forth on Schedule 4(c), including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's



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stock option plans, the number of shares issuable and reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for any shares of capital stock. All of such outstanding shares of the Company's capital stock have been, or upon issuance will be, validly issued, fully paid and nonassessable. Except as set forth on Schedule 4(c), no shares of capital stock of the Company (including the Shares) are subject to preemptive rights or any other similar rights of the shareholders of the Company or any liens or encumbrances. Except as disclosed in Schedule 4(c), as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever to which the Company is a party relating to the issuance by the Company of securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company, and
(ii) there are no agreements or arrangements under which the Company is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement). The Company has made available to each Purchaser through its filings with the SEC true and correct copies of the Company's Amended and Restated Certificate of Incorporation as in effect on the date hereof ("CERTIFICATE OF INCORPORATION"), the Company's By-laws as in effect on the date hereof (the "BY-LAWS") and all other instruments and agreements governing securities convertible into or exercisable or exchangeable for capital stock of the Company, except for stock options granted under any employee benefit plan or director stock option plan of the Company.

        d. Issuance of Shares. The Shares are duly authorized and when issued and paid for in accordance with the terms hereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances (other than those imposed through acts or omissions of the Purchaser thereof), and will not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

        e. No Conflicts. The execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Escrow Agreement by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Shares) will not (i) conflict with or result in a violation of the Certificate of Incorporation or By-laws or (ii) conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument to which the Company is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including (assuming the accuracy of the representations and warranties of the Purchasers) the United States federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected (except, with respect to clause (ii), for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). The Company is not in violation of its Certificate of Incorporation, By-laws and other organizational documents and the Company is not in default (and no event has occurred which, with notice or lapse of time or both, would put the Company in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, except for actual or possible violations, defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the



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Company are not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for actual or possible violations, if any, the sanctions for which either singly or in the aggregate would not have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement (including without limitation the issuance and sale of the Shares) or the Registration Rights Agreement or the Escrow Agreement, in each case in accordance with the terms hereof or thereof. The Company is not in violation of the listing requirements of the Nasdaq National Market and, assuming completion of the transactions contemplated by this Agreement, does not reasonably anticipate that the Common Stock will be delisted by the Nasdaq National Market in the foreseeable future based on its rules (and interpretations thereof) as currently in effect.

        f. SEC Documents; Financial Statements. Since March 31, 2000, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the Exchange Act, and has filed all registration statements and other documents required to be filed by it with the SEC pursuant to the Securities Act (all of the foregoing filed prior to the date hereof, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the "SEC DOCUMENTS"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Any statements made in any such SEC Documents that are or were required to be updated or amended under applicable law have been so updated or amended. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or
(ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments). Except as set forth in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such SEC Documents and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such SEC Documents, which liabilities and obligations referred to in clauses (i) and (ii), individually or in the aggregate, would not have a Material Adverse Effect.



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        g. Absence of Certain Changes. Except as disclosed in the SEC Documents, since March 31, 2000, there has been no change or development which individually or in the aggregate has had or could have a Material Adverse Effect.

        h. Absence of Litigation. Except as disclosed in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its directors or officers in their capacities as such which would have a Material Adverse Effect.

        i. Intellectual Property. The Company owns or is licensed to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "INTANGIBLES") necessary for the conduct of its business as now being conducted and as proposed to be conducted, except where the failure to own or be licensed to use such Intangibles does not have a Material Adverse Effect. The Company has not received written notice that it is infringing upon or in conflict with any third party Intangibles. The Company has not entered into any consent, indemnification, forbearance to sue or settlement agreements with respect to the validity of the Company's ownership or right to use its Intangibles. The Intangibles are valid and enforceable in all material respects, and no material registration relating thereto has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all material applications therefor are pending and in good standing. The Company has complied in all material respects with its contractual obligations relating to the protection of the Intangibles used pursuant to licenses. To the Company's knowledge, no person is infringing on or violating the Intangibles owned or used by the Company, which infringement or violation, individually or in the aggregate, would have a Material Adverse Effect.

        j. Environment. Except as disclosed in the SEC Documents and to the best of the Company's knowledge (i) there is no environmental liability, nor factors likely to give rise to any environmental liability, affecting any of the properties of the Company that, individually or in the aggregate, would have a Material Adverse Effect and (ii) the Company has not violated any environmental law applicable to it now or previously in effect, other than such violations or infringements that, individually or in the aggregate, have not had and will not have a Material Adverse Effect.

        k. Title. Except as disclosed in the SEC documents, the Company has good title to all personal property owned by it which is material to its business, free and clear of all liens, encumbrances and defects except for such defects in title that, individually or in the aggregate, could not have a Material Adverse Effect. Any real property and facilities held under lease by the Company are held by the Company under valid, subsisting and enforceable leases with such exceptions which have not had and will not have a Material Adverse Effect.

        l. Insurance. The Company maintains such insurance relating to its business, operations, assets, key-employees and officers and directors as is appropriate to its business, assets and operations, in such amounts and against such risks as are customarily carried and insured against



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by owners of comparable businesses, assets and operations, and such insurance coverages will be continued in full force and effect to and including the Closing Date other than those insurance coverages in respect of which the failure to continue in full force and effect could not reasonably be expected to have a Material Adverse Effect.

        m. Acknowledgment Regarding the Purchasers' Purchase of the Shares. The Company acknowledges and agrees that no Purchaser is acting as a financial advisor or is acting as a fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, and the relationship between the Company and the Purchasers is "arms length" and that any statement made by any Purchaser or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to such Purchaser's purchase of the Shares and, except for the representations, warranties and covenants of Purchaser expressly contained in this Agreement, has not been relied upon by the Company, its officers or directors in any way. The Company further represents to the Purchaser that the Company's decision to enter into this Agreement has been based solely on an independent evaluation by the Company and its representatives.

        n. No Brokers. The Company has not engaged any person to which or to whom brokerage commissions, finder's fees, financial advisory fees or similar payments are or will become due in connection with this Agreement or the transactions contemplated hereby except for Shoreline Pacific, whose commissions and fees will be paid by the Company.

        o. Tax Status. The Company has made or filed all material federal, state and local income and all other tax returns, tax reports and tax declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due and payable on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no material unpaid taxes claimed to be due by the taxing authority of any jurisdiction. The Company has not executed a waiver with respect to any statute of limitations relating to the assessment or collection of any federal, state or local tax.

        p. No General Solicitation. Neither the Company nor any person participating on the Company's behalf in the transactions contemplated hereby has conducted any "general solicitation" or "general advertising" as such terms are used in Regulation D, with respect to any of the Shares being offered hereby.

        q. Securities Laws. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Shares being offered hereby under the Securities Act or cause this offering of Shares to be integrated with any prior offering of securities of the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, Rule 4310(25)(h) of the National Association of Securities Dealers ("NASD") or any similar rule.



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        r. Form S-3 Eligibility. The Company is currently eligible to register the resale of its Common Stock on a registration statement on Form S-3 under the Securities Act. To the Company's knowledge, there exist no facts or circumstances (including without limitation any required approvals or waivers of any circumstances that may delay or prevent the obtaining of accountant's consents) that would prohibit the timely preparation and filing of a registration statement on Form S-3 with respect to the Registrable Securities (as defined in the Registration Rights Agreement).

        s. Disclosure. The information relating to or concerning the Company set forth in this Agreement or provided to the Purchaser pursuant to Section 3(b) hereof and otherwise in connection with the transactions contemplated hereby does not contain an untrue statement of material fact nor omit to state a material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. Except as otherwise indicated in writing with a particular purchaser, the Company has not disclosed or provided, and without such Purchaser's consent thereto, will not hereafter disclose or provide to any Purchaser, any information that (i) if disclosed, would, or could reasonably be expected to have, a material effect on the price of the Common Stock or (ii) according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been disclosed.

5. COVENANTS.

        a. Satisfaction of Conditions. The parties shall use their commercially reasonable efforts to satisfy in a timely manner each of the conditions set forth in Section 6 and Section 7 of this Agreement.

        b. Form D; Blue Sky Laws. The Company agrees to file a Form D with respect to the Shares as required under Regulation D. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Shares for sale to the Purchasers pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States or obtain exemption therefrom.

        c. Reporting Status. So long as a Purchaser beneficially owns any Shares or has the right to acquire any Shares pursuant to this Agreement, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

        d. Expenses. At the Closing, the Company shall reimburse Shoreline Pacific for the out-of-pocket expenses reasonably incurred by Shoreline Pacific and its affiliates and advisors in connection with the negotiation, preparation, execution and delivery of this Agreement, the Registration Rights Agreement and the other agreements to be executed in connection herewith, including, without limitation, in conducting Shoreline Pacific's and its affiliates' and advisors' reasonable due diligence and Shoreline Pacific's and its affiliates' reasonable attorneys' fees and expenses (the "EXPENSES"). Notwithstanding the foregoing, the Company shall not be obligated to reimburse Shoreline Pacific for more than $25,000.00 of Expenses pursuant to this Section 5(d).

        e. Financial Information. For a period of two (2) years following the Closing, the Company agrees to send to each Purchaser within ten days after the filing with the SEC, to the extent not available through the SEC's EDGAR system, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, its proxy and information statements and any Current Reports on Form 8-K.

        f. Reservation of Shares. The Company has and shall at all times have authorized and reserved for the purpose of issuance a sufficient number of shares of Common Stock to provide for the issuance of the Shares as provided in
Section 2 hereof. The Company shall not reduce the number of shares of Common Stock reserved for issuance under this Agreement (except as a result of the issuance of the Shares hereunder)or the Registration Rights Agreement (except as a result of the termination), without the consent of the Purchasers.

        g. Listing. On the Closing Date, the Company shall have applied for the listing of the Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed or quoted and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Shares from time to time issuable hereunder. The Company shall use its commercially reasonable efforts to continue the listing and trading of its Common Stock on The Nasdaq Stock Market and to comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of NASDAQ or any exchanges, as applicable.

        h. No Integrated Offerings. The Company shall not make any offers or sales of any security (other than the Shares) under circumstances that would require registration of the Shares being offered or sold hereunder under the Securities Act or cause this offering of Shares to be integrated with any other offering of securities by the Company for purposes of any state securities or blue sky law.

6. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

        The obligation of the Company hereunder to issue and sell Shares to a Purchaser at the Closing hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto; provided, however, that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

        a. The applicable Purchaser shall have executed the signature page to this Agreement, the Registration Rights Agreement and the Escrow Agreement, and delivered the same to the Company and Shoreline Pacific.

        b. The applicable Purchaser shall have delivered such Purchaser's Investment Amount in accordance with Section 2(b) above.

        c. The representations and warranties of the applicable Purchaser shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and the applicable Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Purchaser at or prior to the Closing Date.

        d. No statute, rule, regulation, executive order, decree, ruling, injunction, action, proceeding or interpretation shall have been enacted, entered, promulgated, endorsed or adopted by any court or governmental authority of competent jurisdiction or any self-regulatory organization, or the staff of any thereof, having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.


7. CONDITIONS TO EACH PURCHASER'S OBLIGATION TO PURCHASE SHARES.

        The obligation of each Purchaser hereunder to purchase Shares to be purchased by it hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for such Purchaser's sole benefit and may be waived by such Purchaser at any time in such Purchaser's sole discretion:

        a. The Company shall have executed the signature pages to this Agreement, the Registration Rights Agreement and the Escrow Agreement, and delivered the same to the Purchaser and Shoreline Pacific.

        b. The Company shall have delivered duly executed certificates representing the number of Shares as provided in Section 2(b) above.

        c. The additional listing application shall have been filed to authorize the Shares for quotation on NASDAQ and trading in the Common Stock (or on NASDAQ generally) shall not have been suspended or be under threat of suspension by the SEC or NASDAQ.

        d. The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Purchaser shall have received a certificate, executed on behalf of the Company by its President and Chief Executive Officer, dated as of the Closing Date, to the foregoing effect and attaching true and correct copies of the resolutions adopted by the Company's Board of Directors authorizing the execution, delivery and performance by the Company of its obligations under this Agreement and the Registration Rights Agreement.

        e. No statute, rule, regulation, executive order, decree, ruling, injunction, action, proceeding or interpretation shall have been enacted, entered, promulgated, endorsed or adopted by any court or governmental authority of competent jurisdiction or any self-regulatory organization, or the staff of any thereof, having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

        f. The Purchaser shall have received an opinion of the Company's counsel, dated as of the Closing Date, relating to the matters set forth in Exhibit B attached hereto.

        g. From the date of this Agreement through the Closing Date, there shall not have occurred any Material Adverse Effect.

8. GOVERNING LAW MISCELLANEOUS.

        a. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed in the State of California. Each of the parties irrevocably consents to the jurisdiction of the United States federal courts and the state courts located in the State of California in any suit or proceeding based on or arising under this Agreement and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. Each of the parties, irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. Each of the parties further agrees that service of process upon such party mailed by first class mail to the address set forth in Section 8(f) shall be deemed in every respect effective service of process upon such party in any such suit or proceeding. Nothing herein shall affect the right of any Purchaser to serve process in any other manner permitted by law. Each of the parties, agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

        b. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed Execution Page(s) hereof to be physically delivered to the other party within five (5) days of the execution hereof.

        c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

        d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

        e. Entire Agreement; Amendments; Waiver. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchasers make any representation, warranty, covenant or undertaking with respect to such matters.

No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the Company and, by the Purchasers as provided in Section 8(o) hereof. Any waiver by the Purchasers, on the one hand, or the Company, on the other hand, of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision of or any breach of any other provision of this Agreement. The failure of the Purchasers, on the one hand, or the Company, on the other hand to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

        f. Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

                If to the Company:

                      Gadzoox Networks, Inc.
                      5850 Hellyer Avenue
                      San Jose, CA 95138

                      Telephone No.: (408) 360-4950
                      Facsimile No.:  (408) 360-4951
                      Attention:    Michael Parides, President
                                   and Chief Executive Officer


               With a copy to:

                      Wilson Sonsini Goodrich & Rosati
                      650 Page Mill Road
                      Palo Alto, CA

                      Telephone No.  (650) 320-4706
                      Facsimile No.:  (650) 496-4367
                      Attention:    Bruce M. McNamara, Esq.

If to the Purchaser, to the address set forth under the Purchaser's name on the Execution Page hereto executed by such Purchaser, with a copy to:

                      Shoreline Pacific
                      3 Harbor Drive, Suite 211
                      Sausalito, CA 94965
                      Telephone No.:  (415) 332-7800
                      Facsimile No.:   (415) 332-7808

                      Attention:    Harlan P. Kleiman
                                    Chief Executive Officer

Each party hereto may from time to time change its address or facsimile number for notices under this Section 8 by giving at least ten (10) days' prior written notice of such changed address or facsimile number, in the case of the Purchasers to the Company, and in the case of the Company to all of the Purchasers.

        g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers, such consent not to be unreasonably withheld or delayed. No Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company, such consent not to be unreasonably withheld or delayed, except to an affiliate of such Purchaser, and provided further, that any such assignee shall agree in writing with the Company to be bound by the terms and conditions hereof and of the Registration Rights Agreement.

        h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by any other person.

        i. Survival. The representations and warranties of the Company shall survive for three (3) years from the Closing Date and the agreements and covenants of the Company shall survive the Closing subject to any applicable statute of limitations notwithstanding any due diligence investigation conducted by or on behalf of the Purchasers. Moreover, none of the representations and warranties made by the Company herein shall act as a waiver of any rights or remedies a Purchaser may have under applicable federal or state securities laws. The Company agrees to indemnify and hold harmless each Purchaser and each of such Purchaser's officers, directors, employees, partners, members, agents and affiliates for loss or damage relating to the Shares purchased hereunder arising as a result of or related to any breach by the Company of any of its representations or covenants set forth herein, including advancement of expenses as they are incurred.

        j. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.


        k. Termination. In the event that the Closing Date shall not have occurred on or before June 1, 2001, unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date.

        l. Joint Participation in Drafting. Each party to this Agreement has participated in the negotiation and drafting of this Agreement, the Registration Rights Agreement and the Escrow

Agreement. As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement, the Registration Rights Agreement and the Escrow Agreement.

        m. Equitable Relief. Each party acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the other parties by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, each party acknowledges that the remedy at law for a breach of its obligations hereunder will be inadequate and agrees, in the event of a breach or threatened breach by such party of the provisions of this Agreement, that the other parties shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

        n. Determinations. Except as otherwise expressly provided herein, all consents, approvals and other determinations to be made by the Purchasers pursuant to this Agreement shall be made by the Purchasers holding at least a majority of the Shares then held by all Purchasers.

        o. Public Disclosure. The Company shall have the right to approve the issuance of any press release (including any "tombstone" advertisement) or any other public statements with respect to the transactions contemplated hereby.

        p. California Corporate Securities Law. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

        q. Aggregation of Shares. All of the Shares held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of rights under this Agreement.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

                                       COMPANY:

                                       GADZOOX NETWORKS, INC.


                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------
                                       DATE:
                                            ------------------------------------

                                       THE PURCHASERS:

                                       BALCH HILL PARTNERS, L.P.
                                       By: Balch Hill Capital, LLC
                                             General Partner

                                       By:
                                           -------------------------------------
                                       Name: Simon Michael
                                             -----------------------------------
                                       Title:  Manager
                                              ----------------------------------
                                           DATE:
                                                --------------------------------


                                       BALBOA FUND, L.P.


                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------
                                           DATE:
                                                --------------------------------


                                       GALLEON TECHNOLOGY PARTNERS, L.P.


                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------
                                           DATE:
                                                --------------------------------

                                       GALLEON TECHNOLOGY PARTNERS II, L.P.


                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------
                                           DATE:
                                                --------------------------------

                                       GALLEON TECHNOLOGY OFFSHORE, LTD.


                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------
                                           DATE:
                                                --------------------------------

                                       ADMIRALS, L.P.


                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------
                                           DATE:
                                                --------------------------------

                                       GALLEON MANAGEMENT, LP


                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------
                                           DATE:
                                                --------------------------------

                                                                       EXHIBIT A
                                                TO SECURITIES PURCHASE AGREEMENT


                          REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of May 25, 2001, by and among GADZOOX NETWORKS, INC., a corporation organized under the laws of the State of Delaware (the "COMPANY"), and the undersigned (the "INITIAL INVESTORS").

         WHEREAS:

         A. The Company and the Initial Investors have entered into a Securities Purchase Agreement dated the date hereof (the "SECURITIES PURCHASE AGREEMENT"); capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement. In connection with the Securities Purchase Agreement, the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the Initial Investors shares of the Company's common stock, $0.005 par value per share (the "COMMON STOCK"). The shares of Common Stock issued on the Closing Date under the Securities Purchase Agreement are referred to herein as the "SHARES".

         B. To induce the Initial Investors to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "SECURITIES ACT"), and applicable state securities laws;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investors, intending to be legally bound, hereby agree as follows:

        1. DEFINITIONS.

                As used in this Agreement, the following terms shall have the following meanings:

                        (i) "INVESTORS" means the Initial Investors and any transferees or assignees who agree to become bound by the provisions of this Agreement in accordance with Section 9 hereof, provided that neither such person nor any affiliate of such person is registered as a broker or dealer under
Section 15(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or a member of the National Association of Securities Dealers, Inc. ("NASD").

                        (ii) "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("RULE 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

                        (iii) "REGISTRABLE SECURITIES" means (i) the Shares and
(ii) any shares of capital stock issued or issuable, from time to time (with any adjustments), as a distribution on or in exchange for or otherwise with respect to any of the foregoing.

                        (iv) "REGISTRATION STATEMENT" means one or more registration statements of the Company under the Securities Act registering all of the Registrable Securities, including the Initial Registration Statement, any Uncovered Shares Amendments and Uncovered Shares Registration Statements (each, as defined below).

        2. REGISTRATION.

                a. Mandatory Registration. Within 45 days following the Closing Date (the "FILING DEADLINE"), the Company shall file with the United States Securities and Exchange Commission ("SEC") a Registration Statement on Form S-3 (or, if Form S-3 is not then available, on such form of Registration Statement as is then available to effect a registration of all of the Registrable Securities, covering the resale of at least 5,600,00 shares of Common Stock, which Registration Statement, to the extent allowable under the Securities Act and the rules promulgated thereunder shall state that such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable to prevent dilution resulting from stock splits, stock dividends or similar transactions (the "INITIAL REGISTRATION STATEMENT"). The Registrable Securities included in the Initial Registration Statement shall be registered on behalf of the Investors as set forth in Section 11(k) hereof. The Initial Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to (and subject to the review by) the Initial Investors and their counsel at least five (5) business days prior to its filing or other submission. If for any reason (including, but not limited to, a determination by the staff of the SEC that all or any portion of the Shares or any other Registrable Securities cannot be included in the Initial Registration Statement (an "SEC DETERMINATION")) the Initial Registration Statement declared effective by the SEC does not include all of the Registrable Securities (any such shares that are not included being the "UNCOVERED SHARES"), the Company shall prepare and file with the SEC, as soon as practicable, but in any event within 30 days after becoming aware of the existence of any Uncovered Shares (such date referred to herein as the "UNCOVERED SHARE FILING DEADLINE"), either (a) an amendment (the "UNCOVERED SHARES AMENDMENT") to the Initial Registration Statement effecting a registration of the Uncovered Shares or (b) a registration statement which registers the Uncovered Shares (the "UNCOVERED SHARES REGISTRATION STATEMENT"). The Uncovered Shares Amendment or the Uncovered Shares Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to the Initial Investors and their counsel for review and comment at least three (3) business days prior to its filing or other submission. The Company shall use commercially reasonable efforts to cause each of the Initial Registration Statement and the Uncovered Shares Amendment or the Uncovered Shares Registration Statement to become effective as soon as practicable after the filing thereof.

                b. Underwritten Offering. The Investors may offer and sell the Registrable Securities pursuant to a Registration Statement filed in accordance with Section 2(a) in an underwritten offering. In any such underwritten offering, the Investors who hold a majority in interest of the Registrable Securities subject to such underwritten offering, shall have the right to select one legal counsel to represent the Investors and an investment banker or bankers and manager or managers to administer the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company. In the event that any Investors elect not to participate in such underwritten offering, the Registration Statement covering all of the Registrable Securities shall contain appropriate plans of distribution reasonably satisfactory to the Investors participating in such underwritten offering and the Investors electing not to participate in such underwritten offering (including, without limitation, the ability of nonparticipating Investors to sell from time to time and at any time during the effectiveness of such Registration Statement). In the event the Investors elect to offer and sell the Registrable Securities pursuant to a Registration Statement filed in accordance with Section 2(a) in an underwritten offering, the provisions of the Section 2(c) shall be inapplicable to such Registration Statement.

                c. Payments by the Company.

                The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities required to be registered pursuant to Section 2(a) (but in no event later than the Filing Deadline) and use its commercially reasonable efforts to cause such Registration Statement to become effective as soon as possible after such filing (but in no event later than the ninetieth (90th) day after the Closing Date (the "REGISTRATION DEADLINE"), and as to any Uncovered Shares Amendment or Uncovered Shares Registration Statement, in no event later than the ninetieth (90th) day after the Uncovered Share Filing Deadline (the "UNCOVERED SHARE REGISTRATION DEADLINE")). If (i) the Registration Statement(s) covering the Registrable Securities required to be filed by the Company pursuant to Section 2(a) hereof is not filed with the SEC by the Filing Deadline or the Uncovered Share Filing Deadline, as applicable, or, declared effective by the SEC on or before the Registration Deadline or the Uncovered Share Registration Deadline, as applicable, or if, after a Registration Statement has been declared effective by the SEC, sales of all the Registrable Securities (including any Registrable Securities required to be registered pursuant to Section 3(b) hereof) required to be included therein (except, in the case of the Initial Registration Statement, for Uncovered Shares which are the subject of an SEC Determination) cannot be made pursuant to the Registration Statement (by reason of a stop order, the Company's failure to update a Registration Statement, any reason resulting in Uncovered Shares or any other reason outside the control of the Investors) or (ii) the Common Stock is not listed or included for quotation on the Nasdaq National Market or Small Cap Market (the "NASDAQ MARKETS"), the New York Stock Exchange (the "NYSE") or the American Stock Exchange (the "AMEX") at any time after the Registration Deadline, then the Company will make payments to the Investors in such amounts and at such times as shall be determined pursuant to this Section 2(c) as damages to the Investors by reason of any such delay in or reduction of their ability to sell the Registrable Securities. The damages described in the following paragraph are the Investors' sole and exclusive remedy for the failure to comply with the timelines set forth in this section.

        On the first day of each thirty (30) day period after the Filing Deadline, the Uncovered Filing Deadline, the Registration Deadline or the Uncovered Share Registration Deadline, as applicable, the Company will pay each Investor a penalty until such time that the Registration Statement is filed with the SEC or declared effective by the SEC, as applicable. The amount of each payment shall equal the product of (A) one-half of one percent (0.5%) for the first thirty (30) day period and one (1%) percent for each thirty (30) day period thereafter, multiplied by (B) the Investment Amount (as defined in the Securities Purchase Agreement) paid by such Investor (or if such Investor is not an Initial Investor, the Investment Amount paid by such Investor's transferor or assignor of such Shares) for the Shares purchased by such Investor (or such Investor's transferor or assignor) pursuant to the Securities Purchase Agreement (the "AGGREGATE PURCHASE PRICE"). In the event that such Registration Statement is not declared effective by the SEC within 270 days after the Registration Deadline, either the Investors or the Company shall have the right at any time prior to the effectiveness of the Registration Statement to require redemption of any or all of the Shares at a price equal to 110% of the Aggregate Purchase Price. Such amounts shall be paid in cash. If the Company is unable to pay all amounts due and payable with respect to the penalties, the Company will pay the Investors such amounts pro rata based upon the total amounts payable to each Investor as a percentage of the total amounts payable to all Investors.

                d. Eligibility for Form S-3. The Company represents and warrants that it is currently eligible to register the resale of Registrable Securities on a registration statement on Form S-3 under the Securities Act, and that it knows of no facts or circumstances (including without limitation any required approvals or waivers or any circumstances that may delay or prevent the obtaining of accountant's consents) that would prohibit or delay the preparation and filing of a registration statement on Form S-3 with respect to the Registrable Securities within the time periods required herein. The Company shall file all reports required to be filed by the Company with the SEC in a timely manner so as to maintain or, if applicable, regain its eligibility for the use of Form S-3.

        3. OBLIGATIONS OF THE COMPANY.

        In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

                a. The Company shall prepare and file with the SEC, on or before the Filing Deadline or the Uncovered Share Filing Deadline, as applicable, the applicable Registration Statement required by Section 2(a) and shall use its commercially reasonable efforts to cause such Registration Statement to become effective as soon as practicable after such filing (but in no event later than the Registration Deadline or the Uncovered Share Registration Deadline, as applicable). The Company shall keep such Registration Statement effective pursuant to Rule 415 at all times until the date on which all of the outstanding Registrable Securities may (in the reasonable opinion of counsel experienced in securities matters representing at least a majority of the Initial Investors and, if none, to counsel to the Company) be immediately sold to the public without registration or restriction pursuant to Rule 144(k) under the Securities Act (the "REGISTRATION PERIOD"). In the event that the sale of Registrable Securities by one or more Investors is determined by the SEC to constitute a primary offering, upon the written request from time to time of any such Investor, the Company shall as promptly as practicable: cause a Registration Statement to be amended and/or one or more additional Registration Statements (which may be requested on a sequential basis) to be filed (as specified by the applicable Investors) and to be declared effective; and take all other actions reasonably requested by such Investors to effectuate the offering of Registrable Securities. If the Initial Registration Statement is not filed on Form S-3, the Company shall, as soon as it is eligible to do so, file a post-effective amendment on Form S-3 to the Initial Registration Statement to the extent permitted by the SEC or, if not so permitted, file a post-effective amendment on an appropriate form or a new Registration Statement on Form S-3 to permit sales of the Registrable Securities under the Securities Act; and the Company shall use its best efforts to cause such post-effective amendment or Registration Statement to become effective as soon as possible. Each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein and all documents incorporated by reference therein) filed pursuant to this Agreement (i) shall comply in all material respects with the requirements of the Securities Act and the rules and regulations of the SEC promulgated thereunder and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The financial statements of the Company included in the Registration Statement or incorporated by reference therein will comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements shall be prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved (except
(i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and shall fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to immaterial or recurring year-end adjustments).

                b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement. Notwithstanding the foregoing, the Company's obligations hereunder to file a Registration Statement and to keep a registration statement continuously in effect under the Securities Act shall be suspended without penalty as provided in Section 2 (c) of this Agreement if the fulfillment of such obligations would require the Company to make a disclosure that would, in the reasonable judgment of the Company's Board of Directors, have a Material Adverse Effect (as such term is defined in the Securities Purchase Agreement) on the Company or a material adverse effect on the future prospects of the Company or its stockholders; provided, that the Registration Statement shall be suspended for a total of no more than forty-five (45) days during any twelve
(12) month period.

                c. The Company shall furnish to each Investor whose Registrable Securities are included in the Registration Statement and legal counsel, if any, representing Investors holding at least a majority of the Registrable Securities
(i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement and any amendment thereto, each prospectus and each amendment or supplement thereto (ii) on the date of effectiveness of the Registration Statement or any amendment thereto, a notice stating that the Registration Statement or amendment has been declared effective, and (iii) such number of copies of a prospectus and all amendments and supplements thereto and such other documents as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor. In responding to comments from the staff of the SEC, the Company shall cooperate with any Investor that notifies the Company that it desires to be consulted with respect to such process. To the extent that issues raised by the staff of the SEC have an impact primarily on any such Investor rather than the Company, the Company shall give reasonable deference to such Investor's requests with respect to the process and substance of responses with respect to such issues. In the event that the Company is unable to meet the Filing Deadline, the Uncovered Share Filing Deadline, the Registration Deadline or the Uncovered Share Registration Deadline due to delays caused by requests of any Investor to be consulted or due to changes to the Registration Statement or prospectus requested by any Investor or its representative, the Company shall have no obligation to pay any penalties set forth in Section 2(c).

                d. The Company shall use commercially reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as each Investor who holds Registrable Securities being offered reasonably requests, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (b) subject itself to general taxation in any such jurisdiction, (c) file a general consent to service of process in any such jurisdiction, (d) provide any undertakings that cause the Company undue expense or burden, or (e) make any change in its articles of incorporation or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

                e. In the event the Investors who hold a majority in interest of the Registrable Securities being offered in an offering select underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering.

                f. As promptly as practicable after becoming aware of such event, the Company shall notify each Investor by telephone, facsimile or e-mail of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission and deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request.

                g. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest practicable date (including in each case by amending or supplementing such Registration Statement) and to notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof (and if such Registration Statement is supplemented or amended, deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request).

                h. The Company shall permit a single firm of counsel designated by the Initial Investors to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC.

                i. At the request of the Initial Investors whose Registrable Securities are included in a Registration Statement, the Company shall furnish, on the date of effectiveness of the Registration Statement (i) an opinion, dated as of such date, from counsel representing the Company addressed to the Investors to the effect that the Registration Statement and related prospectus comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations thereunder (except that no opinion need be expressed with respect to the financial statements, including the notes and schedules thereto, or any other financial, statistical or accounting information, or information relating to the Investors or any underwriters or the method of distribution of the Registrable Securities by the Investors and any underwriters included therein), and (ii) a letter (the "Cold Comfort Letter"), dated as of such date, from the Company's independent certified public accountants (the "Auditors") in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Initial Investors and the underwriters, if any, provided, however, that such Investors requesting the Cold Comfort Letter shall, as a condition precedent to receiving the Cold Comfort Letter, furnish the Auditors with such information as the Auditors may reasonably request in order to render the Cold Comfort Letter.

                j. The Company shall make available for inspection by (i) any Investor who holds at least 20% of the Shares initially purchased by that Investor and whose Registrable Securities are included in a Registration Statement, (ii) any underwriter participating in any disposition pursuant to a Registration Statement, (iii) one firm of attorneys and one firm of accountants or other agents retained by the Investors, and (iv) one firm of attorneys retained by all such underwriters (collectively, the "INSPECTORS") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence.

                k. The Company and each Investor shall hold in confidence and not make any disclosure of information concerning an Investor and the Company, respectively, provided to the Company or an Investor unless (i) disclosure of such information is necessary to comply with federal or state securities laws,
(ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement, or (v) such Investor consents to the form and content of any such disclosure. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor prior to making such disclosure, and allow the Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

                l. The Company shall use reasonable efforts to promptly either
(i) secure the designation and quotation, of all the Registrable Securities covered by the Registration Statement on The Nasdaq National Market, or (ii) cause all the Registrable Securities covered by the Registration Statement to be listed on the NYSE or the AMEX or another national securities exchange and on each additional national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange.

                m. The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

                n. The Company shall cooperate with the Investors who hold Registrable Securities being offered and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or the Investors may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Investors may request, and, if required by the transfer agent for the Registrable Securities, within three (3) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) an opinion of such counsel in a form customary for such transactions.

                o. At the request of an Initial Investor or Investors who holds a majority-in-interest of the Registrable Securities, the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with the Registration Statement as may be reasonably necessary in order to change the plan of distribution set forth in such Registration Statement.

                p. The Company shall comply with applicable federal and state securities laws and regulations related to a Registration Statement and offering and sale of securities.

                q. The Company shall take all such other actions as any Investor or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

        4. OBLIGATIONS OF THE INVESTORS.

        In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

                a. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) business days prior to the first anticipated filing date of the Initial Registration Statement and at least three (3) business days prior to the anticipated filing date of any Uncovered Shares Registration Statement or other registration statement, the Company shall notify each Investor to be included in such registration statement of any information the Company requires from each such Investor.

                b. Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement.

                c. In the event Investors holding a majority in interest of the Registrable

Securities being offered determine to engage the services of an underwriter, each Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriter(s) of such offering and the Company and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor has notified the Company in writing of such Investor's election not to participate in such underwritten distribution.

                d. No Investor may participate in any underwritten distribution hereunder unless such Investor (i) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to Section 5 below. Notwithstanding anything in this Section 4(d) to the contrary, this Section 4(d) is not intended to limit an Investor's rights under Section 2(a) or 3(b) hereof.

                e. Each Investor will enter into customary lock-up agreements (not to exceed ninety (90) days (or such shorter period of time as may be required of the directors and executive officers)) with the underwriters of a public offering of the capital stock of the Company if so requested by such underwriters; provided, however, that such lock-up shall not apply to shares registered on Form S-3.

        5. EXPENSES OF REGISTRATION.

        All reasonable expenses incurred by the Company or the Investors in connection with registrations, filings or qualifications pursuant to Sections 2 and 3 above (excluding brokers' fees, underwriting discounts and commissions, and similar selling expenses), including, without limitation, all registration, listing and qualifications fees, printers and accounting fees and the fees and disbursements of counsel for the Company, up to a maximum of $25,000 incurred by the Investors, shall be borne by the Company. In addition, the Company shall pay all of the Investors' costs and expenses (including reasonable legal fees) incurred in connection with the enforcement of the rights of the Investors hereunder.

        6. INDEMNIFICATION.

        In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                a. To the extent permitted by law, the Company will indemnify, hold harmless and defend (i) each Investor who holds such Registrable Securities, and (ii) the directors, officers, partners, members, employees and agents of such Investor and each person who controls any Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, if any

(each, an "INDEMNIFIED PERSON"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "CLAIMS") to which any of them may become subject insofar as such Claims arise out of or are based upon:
(i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, "VIOLATIONS"). Subject to the restrictions set forth in Section 6(c) with respect to the number of legal counsel, the Company shall reimburse the Investors and each other Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in the Registration Statement or any such amendment thereof or supplement thereto; (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (iii) with respect to any prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in such prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by the Company pursuant to Section 3(c) hereof, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

                b. In connection with any Registration Statement in which an Investor is participating, each such Investor agrees severally and not jointly to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, its employees, agents and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an "INDEMNIFIED PARTY"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and subject to Section 6(c) such Investor will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this
Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Agreement (including this Section 6(b) and Section 7) for only that amount as does not exceed the net proceeds actually received by such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact by the Investor contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, and the Indemnified Party failed to utilize such corrected prospectus.

                c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that such indemnifying party shall not be entitled to assume such defense and an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential conflicts of interest between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding or the actual or potential defendants in, or targets of, any such action include both the Indemnified Person or the Indemnified Party and the indemnifying party and any such Indemnified Person or Indemnified Party reasonably determines that there may be legal defenses available to such Indemnified Person or Indemnified Party which are in conflict with those available to such indemnifying party. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by Investors holding a majority-in-interest of the Registrable Securities included in the Registration Statement to which the Claim relates (with the approval of the Initial Investors if any of them holds Registrable Securities included in such Registration Statement), if the Investors are entitled to indemnification hereunder, or by the Company, if the Company is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

        7. CONTRIBUTION.

        To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that
(i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in
Section 6, (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation, and (iii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

        8. REPORTS UNDER THE EXCHANGE ACT.

        With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("RULE 144"), the Company agrees to:

                a. file with the SEC in a timely manner and make and keep available all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 5(c) of the Securities Purchase Agreement) and the filing and availability of such reports and other documents as is required for the applicable provisions of Rule 144; and

                b. furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

        9. ASSIGNMENT OF REGISTRATION RIGHTS.

        The rights of the Investors hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, shall be assignable by each Investor to any permitted transferee of the Registrable Securities (i) in the case of an assignment of all Registrable Securities held by such Investor without the consent of the Company and (ii) in the case of an assignment of less than all Registrable Securities held by such Investor with the consent of the Company (which consent shall not be unreasonably withheld), if: (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment, (b) the Company is furnished with written notice of (x) the name and address of such transferee or assignee and (y) the securities with respect to which such registration rights are being transferred or assigned, (c) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (d) the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein and applicable provisions of the Securities Purchase Agreement relating to the transfer of any Securities, and (e) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement. In addition, and notwithstanding anything to the contrary contained in this Agreement or the Securities Purchase Agreement, the Shares may be pledged, and all rights of the Investors under this Agreement or any other agreement or document related to the transaction contemplated hereby may be assigned, without further consent of the Company, to a bona fide pledgee in connection with an Investor's margin or brokerage accounts.

        10. AMENDMENT OF REGISTRATION RIGHTS.

        Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), by the Company and Investors (excluding Investors who are affiliates of the Company) who hold a majority in interest of the Registrable Securities (excluding Registrable Securities held by affiliates of the Company) or, in the case of a waiver, with the written consent of the party charged with the enforcement of any such provision. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

        11. MISCELLANEOUS.

                a. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

                b. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier confirmed telecopy or e-mail, in each case addressed to a party. The addresses for such communications shall be:

                  If to the Company:

                           Gadzoox Networks, Inc.
                           5850 Hellyer Avenue
                           San Jose, CA 95138

                           Telephone No.:   (408) 360-6066
                           Facsimile No.:   (408) 360-6085
                           Attention:       Michael Parides, President and
                                            Chief Executive Officer
                  with a copy to:

                           Wilson Sonsini Goodrich and Rosati
                           650 Page Mill Road
                           Palo Alto, CA 94304-1050

                           Telephone No.:   (650) 320-4706
                           Facsimile No.:   (650) 496-4367
                           Attention:       Bruce M. McNamara, Esq.


If to an Investor, at such address as such Investor shall have provided in writing to the Company or such other address as such Investor furnishes by notice given in accordance with this Section 11(b), with a copy to:

                           Shoreline Pacific
                           3 Harbor Drive, Suite 211
                           Sausalito,  CA 94920
                           Telephone No.:  (415) 332-7800
                           Facsimile No.:   (415) 332-7808
                           Attention:       Harlan P. Kleiman
                                            Chief Executive Officer

        Each party hereto may from time to time change its address or facsimile number for notices under this Section 11(b) by giving at least ten (10) days' prior written notice of such changed address or facsimile number, in the case of the Investors to the Company, and in the case of the Company to all of the Investors.

                c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                d. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed in the State of California. The Company irrevocably consents to the jurisdiction of the United States federal courts and state courts located in the State of California in any suit or proceeding based on or arising under this Agreement and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company further agrees that service of process upon the Company mailed by first class mail to the address set forth in Section 11(b) shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect an Investor's right to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

                e. This Agreement and the Securities Purchase Agreement (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Securities Purchase Agreement supersede all prior agreements and understandings among the parties hereto and thereto with respect to the subject matter hereof and thereof.

                f. Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

                g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                h. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                j. All consents, approvals and other determinations to be made by the Investors pursuant to this Agreement shall be made by the Investors holding at least a majority of the Registrable Securities then held by all Investors.

                k. The initial number of Registrable Securities included on any Registration Statement and each increase to the number of Registrable Securities included thereon shall be registered on behalf of each Investor pro rata based on the number of Registrable Securities held by each Investor at the time of such establishment or increase, as the case may be. In the event an Investor shall sell or otherwise transfer any of such holder's Registrable Securities, each transferee shall be deemed to have registered on its behalf a pro rata portion of the number of Registrable Securities included on a Registration Statement for such transferor. Any shares of Common Stock included on a Registration Statement on behalf of any person or entity which does not hold any Registrable Securities shall be deemed registered on behalf of the remaining Investors, pro rata based on the number of shares of Registrable Securities then held by such Investors. For the avoidance of doubt, no provision of this subsection shall operate to reduce the number of Registrable Securities registered on behalf of any Investor pursuant to the first sentence of this subsection.

                l. For purposes of this Agreement, the term "business day" means any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close.

                m. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the holders of Registrable Securities and permitted assigns of Registrable Securities any legal or equitable right, remedy or claim under this Agreement, but this Agreement shall be for the sole and exclusive benefit of the Company, the holder and the permitted assigns of this Agreement.

                n. Aggregation of Registrable Securities. All of the Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of rights under this Agreement.

                o. Termination. Notwithstanding anything to the contrary herein, the Company's obligations shall terminate as of the date which is five (5) years from the date hereof.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.


GADZOOX NETWORKS, INC.


By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------
DATE:
     -----------------------------------

INITIAL INVESTORS:

BALCH HILL PARTNERS, L.P.
  By:  Balch Hill Capital, LLC
         General Partner

By:
   -------------------------------------
Name:  Simon Michael
     -----------------------------------
Title:  Manager
      ----------------------------------
DATE:
     -----------------------------------


BALBOA FUND, L.P.


By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------
DATE:
     -----------------------------------


GALLEON TECHNOLOGY PARTNERS, L.P.


By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------
DATE:
     -----------------------------------

GALLEON TECHNOLOGY PARTNERS II, L.P.


By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------
DATE:
     -----------------------------------


GALLEON TECHNOLOGY OFFSHORE, LTD.


By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------
DATE:
     -----------------------------------

ADMIRALS, L.P.


By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------
DATE:
     -----------------------------------


GALLEON MANAGEMENT, LP


By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------
DATE:
     -----------------------------------

                                                                       EXHIBIT B
                                                TO SECURITIES PURCHASE AGREEMENT


                        [Form of Wilson Sonsini Opinion]


        1. The Company is a corporation validly existing and in good standing under the laws of the State of Delaware with all requisite corporate power and authority to own or lease its property, to conduct its business as described in its Annual Report on Form 10-K for the fiscal year ended March 31, 2000 as presently conducted by it and to execute, deliver and perform its obligations under the Transaction Documents.

        2. Each of the Transaction Documents has been duly authorized, executed and delivered by the Company, is the valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms.

        3. The issuance, sale and delivery of the Shares have been duly authorized by all requisite corporate action of the Company, and when the Shares are issued, sold and delivered in accordance with the Agreement and on receipt of the consideration to be paid on the Closing Date pursuant to the Agreement, the Shares will be validly issued, fully paid, and nonassessable.

        4. To our knowledge, no consent, approval, authorization or order of any governmental agency or body not obtained or in effect as of the date hereof is required for the execution and delivery by the Company of the Transaction Documents and the issuance of the Shares as contemplated by the Agreement, except a filing under Regulation D under the Securities Act of 1933, as amended (the "Securities Act"), and except for such consents, approvals, authorizations, registration or qualification as may be required under applicable state securities laws.

        5. The execution and delivery by the Company of the Transaction Documents, the issuance by the Company of the Shares and the consummation of the transactions contemplated thereby will not violate, contravene, or constitute a default under, any provision of (i) applicable law or governmental regulation,
(ii) the Articles of Incorporation or the By-laws of the Company or (iii) to our knowledge, any judgment, injunction, order, or decree binding upon the Company.

        6. The offer, issuance, sale and delivery of the Shares to the Purchasers pursuant to, and in the manner contemplated by the Agreement do not require registration under the Securities Act.

                                    EXHIBIT C
                             Schedule of Purchasers


Purchaser                                   Investment Amount & No. of Shares

Balboa Fund, L.P.                           $1,325,000          500,000 shares
c/o Banc of America Securities LLC
600 Montgomery Street
San Francisco, CA 94111
Attn:  Denise Genovese

Balch Hill Partners, L.P.                   $2,915,000          1,100,000 shares
c/o Goldman, Sachs & Company
One New York Plaza
48th Floor
New York, NY 10004
Attn: Kristin Roberts

Galleon Technology Partners, L.P.           $296,800            112,000 shares
135 East 57th Street, 16th Floor
New York, NY 10022

Galleon Technology Partners II, L.P.        $2,226,000          840,000 shares
135 East 57th Street, 16th Floor
New York, NY 10022

Galleon Technology Offshore, Ltd.           $5,321,200          2,008,000 shares
c/o The Bank of Bermuda Limited
6 Front Street
Hamilton HM 11
Bermuda

Admirals, L.P.                              $1,325,000          500,000 shares
217 Taconic Road
Greenwich, CT 06831

Galleon Management, LP                      $1,431,000          540,000 shares
135 East 57th Street, 16th Floor
New York, NY 10022

                                     COMPANY
                              DISCLOSURE SCHEDULES

         These Company Disclosures Schedules have been prepared and delivered in connection with the Securities Purchase Agreement, dated as of May 25, 2001 (the "Agreement") between Gadzoox Networks, Inc., a Delaware corporation (the "Company") and the purchasers set forth on the execution pages of the Agreement. Except as otherwise defined herein, capitalized terms used herein have the meanings assigned thereto in the Agreement.

         The descriptive headings herein are inserted for convenience of reference only and shall in no way be construed to define, limit, describe, explain, modify, amplify, or add to the interpretation, construction or meaning of any matter disclosed in these Company Disclosure Schedules.

         Certain matters are described in these Disclosure Schedules for information purposes notwithstanding the fact that, because they do not rise above applicable materiality thresholds or otherwise, they are not required to be listed by the terms of the Agreement. In no event shall the inclusion of such matters in these Disclosure Schedules be deemed or interpreted to broaden or otherwise amplify the representations and warranties contained in the Agreement. No inclusion of a matter on the Disclosure Schedules shall constitute an admission that a matter is "material" or would have a Material Adverse Effect. These Disclosure Schedules are arranged by schedule corresponding to the numbered and lettered paragraphs of the Agreement and any matter described in response to one section of the Agreement shall be deemed to be described in response to all applicable sections of the Agreement, whether or not there is an express cross-reference.

                                  SCHEDULE 4(a)
                         ORGANIZATION AND QUALIFICATION



The Company is incorporated in the State of Delaware.

The Company currently is not in good standing in the State of Massachusetts because the Company did not pay its 2000 annual tax bill of $85. The Company currently is in the process of refiling with the State of Massachusetts.

                                  SCHEDULE 4(c)
                                 CAPITALIZATION

         See capitalization table attached hereto.

         There are certain restrictions on the disposition of shares held by Seagate Technology, Inc. and 3Com Corporation and their acquisition of additional shares of Gadzoox stock, as more particularly described in that certain First Amended and Restated Series F, G and H Preferred Stockholders' Agreement dated as of October 12, 1998 and filed as Exhibit 10.14 to the Company's Registration Statement on Form S-1.

         The Company entered into a First Amended and Restated Registration and Information Rights Agreement dated as of October 12, 1998 (the "Rights Agreement") pursuant to which certain of the Company's stockholders have the right to cause the Company to register its securities. Pursuant to the Rights Agreement, the Company may not grant registration rights to any third party unless such registration rights are subordinate to the registration right granted under the Rights Agreement. Accordingly, the registration rights granted hereunder are expressly made subordinate to the registration rights granted in the Rights Agreement.

         The Company's current set of Bylaws are attached to the Secretary's Certificate delivered to the Purchasers in connection with the Closing.

                                  SCHEDULE 4(e)
                                  NO CONFLICTS

         The Company entered into a First Amended and Restated Registration and Information Rights Agreement dated as of October 12, 1998 (the "Rights Agreement") pursuant to which certain of the Company's stockholders have the right to cause the Company to register its securities. Pursuant to the Rights Agreement, the Company may not grant registration rights to any third party unless such registration rights are subordinate to the registration rights granted under the Rights Agreement. Accordingly, the registration rights granted hereunder are expressly made subordinate to the registration rights granted in the Rights Agreement.

                                  SCHEDULE 4(l)
                                    INSURANCE

         The Company does not maintain "key employee" insurance.

                                  SCHEDULE 4(o)
                                   TAX STATUS

         The Company did not pay its Massachusetts 2000 annual tax bill of $85.

                                  SCHEDULE 4(s)
                                   DISCLOSURE

         The Company's independent auditors have not yet made a determination as to whether they will issue a "going concern" qualification to their audit opinion with respect to their audit report to be filed with the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2001.